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              SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                            FORM 8-K
                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) March 15, 1999

                 American Express Master Trust
                    (Issuer in respect of the
  6.60% Class A Accounts Receivable Trust Certificates, Series 1992-2,
 5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1,
  7.60% Class A Accounts Receivable Trust Certificates, Series 1994-2,
  7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
  5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1

          American Express Receivables Financing Corporation
            Co-Originator of the Trust and a Transferor
          --------------------------------------------------
        (Exact name of registrant as specified in its charter)

                                  33-47812
                                  33-49106
                                  33-67502
                                  33-81634
                                 333-51045
        Delaware                 000-21424                13-3632012
----------------------------     -----------          ------------------
(State or other jurisdiction    (Commission             (IRS Employer
    of incorporation)           File Numbers)         Identification No.)

200 Vesey Street, New York, New York                        10285
-----------------------------------                         ------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        212-640-3975
                                                          ------------


                    American Express Centurion Bank
               Co-Originator of the Trust and a Transferor
               -------------------------------------------
          (Exact name of registrant as specified in its charter)

          Utah                  000-21424-01              11-2869526
---------------------------     -----------          -----------------
(State or other jurisdiction    (Commission            (IRS Employer
   of incorporation)            File Numbers)        Identification No.)

6985 Union Park Center, Midvale, Utah                      84047
---------------------------------------                    ------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code      801-565-5000
                                                        ------------
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     Item 5. Other Events

     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated March 8, 1999 for the Distribution Date occurring on March 15, 1999 and the preceding Due Period from January 29, 1999 through February 26, 1999 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1
occurring on March 15, 1999, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on March 15, 1999, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7. Financial  Statements,  Pro Forma Financial  Information and Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on March 15, 1999.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on March 15, 1999.

Exhibit 99.1 Monthly Servicer's Certificate dated March 8, 1999 for the Distribution Date occurring on March 15, 1999 and the
                 preceding   Due  Period   from   January  29,  1999   through
                 February 26, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.
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                               SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: March 15, 1999


                               AMERICAN EXPRESS MASTER TRUST


                               AMERICAN EXPRESS RECEIVABLES
                               FINANCING CORPORATION,
                               Transferor

                               By:  /s/ Leslie R. Scharfstein
                                    ----------------------------
                                    Name:  Leslie R.Scharfstein
                                    Title: President






                               AMERICAN EXPRESS CENTURION BANK,
                               Transferor

                               By:  /s/  Rhonda Halpern
                                    ----------------------------
                                    Name:  Rhonda Halpern
                                    Title: Chief Financial Officer and Treasurer





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                                 EXHIBIT INDEX
                                 -------------
Designation     Description                                          Page
-----------      -----------                                         ----

Exhibit 20.1    Payment Date Statements  relating to interest          5
                distributions on the Class A Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2
                and 1998-1, occurring on March 15, 1999.

Exhibit 20.2    Payment Date Statements relating to interest          18
                distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1,
                1996-2 and 1998-1 occurring on March 15, 1999.

Exhibit 99.1    Monthly  Servicer's Certificate  dated                33
                March 8, 1999 for the Distribution Date occurring on March 15, 1999 and the preceding Due Period from January 29, 1999 through February 26, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express
                Master Trust.